UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 15, 2014
___________

Commission file number: 001-14236	(FelCor Lodging Trust Incorporated)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)
FelCor Lodging Trust Incorporated
FelCor Lodging Limited Partnership
(Exact Name of Registrant as Specified in Charter)

Maryland	(FelCor Lodging Trust Incorporated)	75-2541756
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)
545 E. John Carpenter Frwy. Suite 1300 Dallas, TX (Address of principal executive offices)		75062 (Zip code)
(972) 444-4900 (Registrant's telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.
On August 15, 2014, certain subsidiaries of FelCor Lodging Trust Incorporated (the “Company”) and FelCor Lodging Limited Partnership (“FelCor LP”) entered into an Amendment No. 3 to Amended and Restated Revolving Credit Agreement (the “Amendment”), which amends the Amended and Restated Revolving Credit Agreement, dated as of December 18, 2012, by and among certain subsidiaries of the Company and FelCor LP, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended to date, the “Credit Agreement”). The Amendment evidences the release of two properties as collateral securing borrowings under the Credit Agreement, and in their place substitutes another property as collateral. The foregoing description of the material terms and conditions of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
As previously discussed in the Current Report on Form 8-K of the Company and FelCor LP filed with the Securities and Exchange Commission on July 25, 2014 (the “July 25 Form 8-K”), certain subsidiaries of the Company and FelCor LP entered into a Credit Agreement on July 21, 2014 with Deutsche Bank AG New York Branch, as the administrative agent and lender, and the other lenders thereto, providing for a $140,000,000 term loan commitment (the “Facility”). On August 15, 2014, the Company deposited the net proceeds from the Facility, together with other available funds, with U.S. Bank National Association, as trustee (the “Trustee”), to redeem all of FelCor LP’s outstanding 10% Senior Secured Notes due 2014 (the “10% Notes”) on August 18, 2014 (the “Redemption Date”). The redemption payment (the “Redemption Payment”) includes $233,904,000 of outstanding principal, plus accrued unpaid interest and the applicable redemption premium to the Redemption Date. Upon deposit of the Redemption Payment with the Trustee, the indenture governing the 10% Notes was fully satisfied and discharged, and all collateral securing repayment of the 10% Notes was released. The 10% Notes, which bore interest at 10% per year, were scheduled to mature on October 1, 2014. In connection with the funding of the Facility, the Company, FelCor LP and certain of their subsidiaries delivered the guaranty and the mortgages relating to the Facility, forms of which were previously disclosed and filed as exhibits with the July 25 Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit
10.1
Amendment No. 3 to Amended and Restated Revolving Credit Agreement, dated as of August 15, 2014, among FelCor/JPM Hospitality (SPE), L.L.C., DJONT/JPM Hospitality Leasing (SPE), L.L.C., Miami AP Hotel, L.L.C., Charleston Mills House Hotel, L.L.C., FelCor Myrtle Kingston Hotel, L.L.C., and FelCor Myrtle Kingston Lessee, L.L.C., as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lenders that are parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED
a Maryland corporation

Date: August 20, 2014	By:	/s/ Jonathan H. Yellen
		Name:	Jonathan H. Yellen
		Title:	Executive Vice President
General Counsel and Secretary

FELCOR LODGING LIMITED PARTNERSHIP
a Delaware limited partnership

	By:	FelCor Lodging Trust Incorporated
its general partner

Date: August 20, 2014	By:	/s/ Jonathan H. Yellen
		Name:	Jonathan H. Yellen
		Title:	Executive Vice President
General Counsel and Secretary